UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, Apio, Inc. (“Apio”), a wholly-owned subsidiary of Landec Corporation (“the “Registrant”), reached an agreement in principle on March 27, 2017 to settle (a) discrimination and wrongful termination claims before California and Federal agencies and in individual arbitrations and (b) wage and hour claims as part of two Private Attorney General Act cases in state court and in individual arbitrations (collectively, the “Actions”) made against Apio and its labor contractor.

On May 5, 2017, the parties to these actions executed a Settlement Agreement and Release (the “Settlement Agreement”) formalizing an agreement to settle the Actions.  The Settlement Agreement provides for the payment of $5.91 million by the defendants in settlement of all claims by non-exempt employees who worked at Apio’s Guadalupe, California facility at any time between September 30, 2011 and the date the Superior Court of California grants preliminary approval of the settlement.  Under the Settlement Agreement, the plaintiffs are to be paid in three installments:  $2.37 million by July 2017, $1.77 million in November 2017 or 10 days after final approval, whichever comes later, and $1.77 million in July 2018 or 10 days after final approval, whichever comes later.  Apio is responsible for half of these payments with the labor contractor being responsible for the other half.

The Settlement Agreement will be filed with the Superior Court of California, Santa Barbara County, for preliminary approval and will be heard on, or about, June 14, 2017.  The Settlement Agreement also remains subject to final approval by the Superior Court and certain other conditions.

The foregoing summary description of the Settlement Agreement is qualified in its entirety by the Settlement Agreement which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

The following exhibit is furnished as part of this report:

Exhibit No. Description

10.1     Settlement Agreement and Release dated as of May 5, 2017, by and among Pacific Harvest, Inc., Rancho Harvest, Inc., Apio, Inc. and the plaintiffs named therein, and Addendum to Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement and Release dated as of May 5, 2017, by and among Pacific Harvest, Inc., Rancho Harvest, Inc., Apio, Inc. and the plaintiffs named therein and Addendum to Settlement Agreement